                                                                      Exhibit 21


           STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES


                                                                     STATE OF
                       NAME OF SUBSIDIARY                          INCORPORATION
-----------------------------------------------------------------  -------------
Stewart Title of Mobile, Inc. ...............................      Alabama
Stewart Title & Trust of Phoenix, Inc. ......................      Arizona
Citizens Title & Trust ......................................      Arizona
Stewart Title & Trust of Tucson .............................      Arizona
Stewart Title of Arkansas ...................................      Arkansas
Stewart Title Company of San Diego ..........................      California
Stewart Title Company of California .........................      California
Stewart Title of Modesto ....................................      California
Stewart Title (Los Angeles) .................................      California
Stewart Title of Fresno County ..............................      California
Stewart Title of the Inland Empire ..........................      California
Landata, Inc. of Los Angeles ................................      California
Stewart Title of Monterey County ............................      California
Stewart Title of Santa Barbara ..............................      California
Asset Preservation, Inc. ....................................      California
Landata, Inc. of the West Coast - Northern
  California Division .......................................      California
Stewart Title of Larimer County, Inc. .......................      Colorado
Stewart Title of Aspen, Inc. ................................      Colorado
Stewart Title of Eagle County, Inc. .........................      Colorado
Stewart Title of Glenwood Springs, Inc. .....................      Colorado
Stewart Title of Denver, Inc. ...............................      Colorado
Stewart Title Company of Colorado Springs ...................      Colorado
Landata, Inc. of the Rocky Mountains ........................      Colorado
Stewart Title of Tampa ......................................      Florida
Stewart Title Guaranty of Jacksonville, Inc. ................      Florida
Stewart Title of Orange County, Inc. ........................      Florida
Stewart Title of Clearwater, Inc. ...........................      Florida
Stewart Title of Polk County, Inc. ..........................      Florida
Stewart Title of Martin County ..............................      Florida
Stewart Title of Sarasota, Inc. .............................      Florida
Stewart Title of Pinellas, Inc.  ............................      Florida
Landata, Inc. of Florida ....................................      Florida
Stewart Title of Pensacola ..................................      Florida
Stewart Title of Tallahassee, Inc. ..........................      Florida
Stewart River City Title ....................................      Florida
Stewart Title of Northwestern Florida .......................      Florida
Charlotte County Abstract & Title Company ...................      Florida
Bay Title Services, Inc. ....................................      Florida
Stewart Approved Title, Inc. ................................      Florida
Stewart Information Hungary .................................      Hungary
Stewart Title Company of Idaho, Inc. ........................      Idaho

                                                                     (continued)

                                                                      Exhibit 21
                                                                     (continued)


           STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES



                                                                     STATE OF
                       NAME OF SUBSIDIARY                         INCORPORATION
----------------------------------------------------------------  --------------
Stewart Title Company of Illinois ..............................  Illinois
Landata, Inc. of Illinois ......................................  Illinois
Stewart Title Services of Indiana, Inc. ........................  Indiana
Stewart Title of Louisiana, Inc. ...............................  Louisiana
Stewart Title Company of Maryland ..............................  Maryland
Cambridge Landata, Incorporated ................................  Maryland
Stewart Title of Detroit, Inc. .................................  Michigan
Stewart Title Company of Minnesota .............................  Minnesota
Stewart Title of Mississippi ...................................  Mississippi
Stewart Title, Inc. (Kansas City) ..............................  Missouri
Stewart Title of Douglas County ................................  Nevada
Stewart Title of Northern Nevada ...............................  Nevada
Stewart Title of Carson City ...................................  Nevada
Stewart Title of Nevada ........................................  Nevada
Stewart Title of Northeastern Nevada ...........................  Nevada
Stewart Title of Central Nevada ................................  Nevada
Public Data Marketing, Inc. ....................................  Nevada
Northeast Land Title ...........................................  New Hampshire
Stewart Title of Central Jersey, Inc. ..........................  New Jersey
Stewart-Princeton Abstract .....................................  New Jersey
Stewart Title Services of North Jersey, L.L.C...................  New Jersey
Santa Fe Abstract Limited ......................................  New Mexico
Stewart Title Limited ..........................................  New Mexico
Stewart Title Insurance Company ................................  New York
Barretta Landata, L.L.C. .......................................  New York
Stewart Title of Mecklenburg County ............................  North Carolina
Stewart Title of North Carolina, Inc. ..........................  North Carolina
Stewart Title Agency of Ohio, Inc. .............................  Ohio
Stewart Abstract & Title Co. of Oklahoma .......................  Oklahoma
Stewart Title of Rhode Island, Inc. ............................  Rhode Island
Stewart Data Slovakia ..........................................  Slovakia
Ortem Investments, Inc. ........................................  Texas
East-West, Inc. ................................................  Texas
Stewart Title of San Patricio County, Inc. .....................  Texas
Stewart Title Guaranty Company .................................  Texas
Southland Information, Inc. ....................................  Texas
Stewart Title Company ..........................................  Texas
Stewart Title Austin, Inc. .....................................  Texas
Stewart Title of Lubbock, Inc. .................................  Texas
Stewart Title Company of Rockport, Inc. ........................  Texas
Texarkana Title and Abstract, Inc. .............................  Texas
Stewart Investment Services Corporation ........................  Texas

                                                                     (continued)

                                                                      Exhibit 21
                                                                     (continued)


           STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES



                                                                     STATE OF
                       NAME OF SUBSIDIARY                         INCORPORATION
----------------------------------------------------------------  --------------
Stewart Trust Company ..........................................  Texas
Landata Systems, Inc. ..........................................  Texas
Landata, Inc. of San Antonio ...................................  Texas
Landata, Inc. of Midwest .......................................  Texas
Landata RE-Source, Inc. ........................................  Texas
Landata Field Services .........................................  Texas
Landata Land Records, Inc. .....................................  Texas
Fulghum, Inc.                                                     Texas
 ................................................................
OnLine Mortgage Documents, Inc. ................................  Texas
Stewart Mortgage Information Company ...........................  Texas
Stewart Mortgage Processing ....................................  Texas
Stewart Management Information, Inc. ...........................  Texas
Stewart - U.A.M., Inc. .........................................  Texas
Baca-Landata, Inc. .............................................  Texas
Primero, Inc.                                                     Texas
 ................................................................
Landata Geo Services, Inc. .....................................  Texas
Priority Title - Houston .......................................  Texas
Priority Title - Dallas                                           Texas
 ................................................................
Stewart Title of North Texas ...................................  Texas
Stewart Information International, Inc. ........................  Texas
San Antonio Data, Inc. .........................................  Texas
Stewart Title of Corpus Christi ................................  Texas
Stewart Title Insurance Company (U.K.) Limited .................  United Kingdom
Conquest Group .................................................  United Kingdom
Michael Hickmott & Company .....................................  United Kingdom
Stewart Title Great Britain ....................................  United Kingdom
Stewart Title of Virginia ......................................  Virginia
Stewart Title and Escrow, Inc. .................................  Virginia
Stewart Title - Shenandoah Valley, L.C. ........................  Virginia
Stewart Title Services of Virginia, L.C. .......................  Virginia
Signature & Stewart Settlements, L.C. ..........................  Virginia
Stewart Title & Settlement Services, Inc. ......................  Virginia
Cedar Run Title & Abstract .....................................  Virginia
Land Title Research ............................................  Virginia
Stewart Services of Greater Virginia ...........................  Virginia
Stewart Title of Gillette, Inc.  ...............................  Wyoming